SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 24, 1997

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of March 1, 1997, providing for, inter alia, the issuance of
Mortgage Pass-Through Certificates, Series 1997-S4)


                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)

         DELAWARE                   333-4846                  75-2006294
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
of Incorporation)                     File Number)           Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                             55437
 (Address of Principal                              (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  1. Pooling and Servicing Agreement, dated as of March 1, 1997, amongResidential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation,as master servicer, and Bankers Trust Company, as trustee.


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                                                    SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         RESIDENTIAL FUNDING MORTGAGE
                                         SECURITIES I, INC.


                                         By:
                                         Name:      Randy Van Zee
                                         Title:     Vice President


Dated:  March 27, 1997



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                                                    SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RESIDENTIAL FUNDING MORTGAGE
                                    SECURITIES I, INC.


                                    By:        /s/Randy Van Zee
                                    Name:      Randy Van Zee
                                    Title:     Vice President


Dated:  March 27, 1997


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                                                     EXHIBITS




                                                 Please see Tab 6.


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